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                                                                      EXHIBIT 21


                          SUBSIDIARIES OF MANPOWER INC.


                                                           Incorporated in
Corporate Name                                             State/Country of
--------------                                             ----------------

Alabama Services Contractors, Inc.                         Alabama

Manpower de Servicios S.A.                                 Argentina

Benefits S.A.                                              Argentina

Cotecsud S.A.S.E. (Compania Tecnica
 Sudamericana S.A.S.E.)                                    Argentina

Manpower Services (Australia) Pty Ltd.                     Australia

Manpower Holding Gmbh                                      Austria

Manpower/Jade Personnel Services Gmbh                      Austria

Manpower Temporaerpersonal
 Gesellschaft m.b.H.                                       Austria

Manpower Unternehmens und-
 Personalberatung Gesellschaft m.b.H.                      Austria

S.A. Manpower (Belgium) N.V.                               Belgium

S.A. Multiskill N.V.                                       Belgium

Skillscape Skills Management Services Ltd.                 British Columbia

Manpower Participacoes Ltda. (Inactive)                    Brazil

Manpower Ltda. S/C (Inactive)                              Brazil

Servicios Uno A Ltda.                                      Colombia

Uno A. Servicios Especiales Ltda.                          Colombia

Snyder Services, Inc.                                      Colorado

Manpower Costa Rica                                        Costa Rica
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                                                           Incorporated in
Corporate Name                                             State/Country of
--------------                                             ----------------

Manpower Czech Republic                                    Czech Republic

Manpower International Inc.                                Delaware

Manpower CIS Inc.                                          Delaware

Manpower Eastern Europe Inc.                               Delaware

Manpower Employment Inc.                                   Delaware

Manpower Franchises, L.L.C.                                Delaware

Positions, Inc.                                            Delaware

Staffing Trends Inc.                                       Delaware

U.S. Caden Corporation                                     Delaware

Manpower A/S                                               Denmark

Manpower OY                                                Finland

Manpower France S.A.R.L.                                   France

Fortec SARL                                                France

Supplay S.A.                                               France

Manpower Planen & Leisten GmbH.
 Unternehman Fur Zeitpersonal                              Germany

Adservice GmbH.                                            Germany

Manpower Guatemala S.A.                                    Guatemala

Manpower Services (Hong Kong) Limited                      Hong Kong

Swift Recruitment Limited                                  Hong Kong

Manpower Munkaero Szervezesi KFT                           Hungary

Transpersonnel, Inc.                                       Illinois
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                                                           Incorporated in
Corporate Name                                             State/Country of
--------------                                             ----------------

Manpower (Ireland) Limited (Inactive)                      Ireland

Manpower (Israel) Limited                                  Israel

Adam Ltd. (Inactive)                                       Israel

Career Ltd.                                                Israel

MIT                                                        Israel

MNAM Ltd.                                                  Israel

M.P.H. Holdings Limited                                    Israel

Nativ 2 Ltd.                                               Israel

T. Market (M.A.)                                           Israel

Telepower                                                  Israel

Tirgumey Eichut                                            Israel

Unison Engineering Projects Ltd.                           Israel

Jobing (Inactive)                                          Israel

S.T.M. Technologies (Inactive)                             Israel

Manpower Italia S.r.l.                                     Italy

Manpower S.p.A.                                            Italy

Manpower Seleform S.p.A.                                   Italy

Manpower Japan Co., Ltd.                                   Japan

Support Services Specialists of Topeka                     Kansas

Aide Temporaire Luxembourg S.A.R.L.                        Luxembourg

Manpower Staffing Services (Malaysia) Limited              Malaysia
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                                                           Incorporated in
Corporate Name                                             State/Country of
--------------                                             ----------------

Agensi Perkerjaan Manpower Recruitment Sdn Bhd             Malaysia

Manpower S.A. de C.V.                                      Mexico

Servicio de Personal Industrial S.A. de C.V.               Mexico

Tecnologia Y Manufactura S.A. de C.V.                      Mexico

Manpower Monaco S.A.M.                                     Monaco

Manpower Morocco                                           Morocco

Manpower B.V.                                              Netherlands

Manpower Consultancy B.V.                                  Netherlands

Manpower Kantoor-en Paramodisch B.V.                       Netherlands

Manpower Industrie B.V.                                    Netherlands

Manpower Management B.V.                                   Netherlands

Manpower Project Support B.V.                              Netherlands

Manpower Uitzendorganisatie B.V.                           Netherlands

Manpower Incorporated of New York                          New York

Manpower Services (New Zealand) Limited                    New Zealand

Manpower A/S                                               Norway

Bankpower A/S                                              Norway

Bedtiftsassistanse A/S                                     Norway

Manpower Kantineservice A/S                                Norway

Techpower A/S                                              Norway

Techpower Telemark A/S                                     Norway

Tri County Business Services, Inc.                         Ohio
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                                                           Incorporated in
Corporate Name                                             State/Country of
--------------                                             ----------------

Manpower Services (Ontario) Limited                        Ontario

Manpower Services (Toronto) Limited                        Ontario

Manjoven Services Limited                                  Ontario

Services de Personel du Quebec Ltee.                       Quebec

Manpower Incorporated of Providence                        Rhode Island

Manpower Personnel Southeast Asia Pte Ltd                  Singapore

Goodmen Personnel Services Pte. Ltd.                       Singapore

Manpower Team Empresa de Trabajo Temporal, S.A.            Spain

Other Activities S.L.                                      Spain

Progreso De La Gestion Empresarial E.T.T., S.L.            Spain

Sag De Galicia, S.L.                                       Spain

STT Consultoria En Recurses Humanos, S.L.                  Spain

Manpower Aktiebolag                                        Sweden

A Teamwork Sverige Aktiebolag                              Sweden

Manpower Teamwork Kommanditbolag                           Sweden

Manpower Holding S.A.                                      Switzerland

Manpower S.A.                                              Switzerland

Allegra Finanz AG                                          Switzerland

Manpower HR Management S.A.                                Switzerland

Caden Corporation S.A.                                     Switzerland

Manpower Services S.A.                                     Switzerland
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                                                           Incorporated in
Corporate Name                                             State/Country of
--------------                                             ----------------

Manpower Services (Taiwan) Co., Ltd.                       Taiwan

Skillpower Services (Thailand) Co., Ltd.                   Thailand

Bafin Holdings                                             United Kingdom

Manpower Public Limited Company                            United Kingdom

LPNS Limited                                               United Kingdom

Manpower Services Limited                                  United Kingdom

Brook Street Bureau PLC                                    United Kingdom

Brook Street (UK) Limited                                  United Kingdom

BS Project Services Limited                                United Kingdom

Bafin Services Limited (Inactive)                          United Kingdom

Bafin (UK) Limited (Inactive)                              United Kingdom

Challoners Limited (Inactive)                              United Kingdom

Crewcorp Limited (Inactive)                                United Kingdom

DP Support Services Limited (Inactive)                     United Kingdom

Extrastaff Limited (Inactive)                              United Kingdom

Ferrisbush Limited (Inactive)                              United Kingdom

Girlpower Limited (Inactive)                               United Kingdom

Manpower Contract Services Limited (Inactive)              United Kingdom

Manpower (Hemel) Limited (Inactive)                        United Kingdom

Manpower IT Services Limited (Inactive)                    United Kingdom

Manpower Nominees Limited (Inactive)                       United Kingdom
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                                                           Incorporated in
Corporate Name                                             State/Country of
--------------                                             ----------------

Overdrive Limited (Inactive)                               United Kingdom

Psyconsult International Limited (Inactive)                United Kingdom

Roco Limited (Inactive)                                    United Kingdom

Salespower Limited (Inactive)                              United Kingdom

Tamar Limited (Inactive)                                   United Kingdom

Temp Finance & Accounting Services Limited (Inactive)      United Kingdom

Total Staff Recruitment Limited (Inactive)                 United Kingdom

Aris S.A.                                                  Uruguay

Manpower de Venezuela C.A.                                 Venezuela

Manpower of Indiana Limited Partnership                    Wisconsin

Manpower Nominees Inc.                                     Wisconsin

Manpower Professional Staffing Services Inc.               Wisconsin

Manpower Texas Holdings L.L.C.                             Wisconsin

Manpower of Texas Limited Partnership                      Wisconsin

Signature Graphics of Milwaukee, Inc.                      Wisconsin